UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2006

The Majestic Star Casino, LLC
The Majestic Star Casino Capital Corp.
(Exact name of Registrant as Specified in its Charter)

Indiana Indiana (State or Other Jurisdiction of Incorporation)	333-06489 (Commission File Number)	43-1664986 35-2100872 (IRS Employer Identification No.)
301 Fremont Street, 12th Floor

Las Vegas, Nevada 89101

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (702) 388-2224

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 22, 2006, the Board of Directors of The Majestic Star Casino, LLC (the “Company”) appointed Kirk Saylor as a new director of the Company effective immediately. There was no arrangement or understanding pursuant to which Mr. Saylor was selected as a director. There are no transactions or series of transactions requiring disclosure pursuant to Item 404(a) of Regulation S-K between the Company and Mr. Saylor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2006	THE MAJESTIC STAR CASINO, LLC

By:  /s/ Jon S. Bennett
Jon S. Bennett, Vice President and Chief Financial Officer

THE MAJESTIC STAR CASINO CAPITAL CORP.

By:  /s/ Jon S. Bennett
Jon S. Bennett, Vice President and Chief Financial Officer